UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2007

                                  KNOBIAS, INC.
             (Exact name of registrant as specified in its charter)



    Delaware                           000-33315                 13-3968990
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)


                               875 Northpark Drive
                              Building 2, Suite 500
                               Ridgeland, MS 39157
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (601) 978-3399


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Explanatory Note

We are updating our Form 8-K filed on March 20, 2007 to correctly state the legal name of our new independent registered public accounting firm. Effective March 8, 2007, Corbin & Company LLP formally changed their name to KMJ Corbin & Company LLP.

Item 4.01.  Change in Registrant's Certifying Accountant

     On March 17, 2007, Russell Bedford Stefanou Mirchandani LLP ("RBSM") resigned as the Registrant's independent registered public accounting firm. On March 7, 2007, the Registrant engaged KMJ Corbin & Company, LLP ("Corbin") as its independent registered public accounting firm. The action to engage Corbin was taken upon the majority approval of the Audit Committee of the Registrant.

     Except as noted in the paragraph immediately below, the reports of RBSM on the Company's consolidated financial statements for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

     The reports of RBSM on the Company's consolidated financial statements as of and for the years ended December 31, 2005 and 2004 contained an explanatory paragraph which noted that there was substantial doubt as to the Company's ability to continue as a going concern as the Company has suffered recurring losses from continuing operations.

     During the two fiscal years ended December 31, 2004 and 2005 and through March 17, 2007, there were no disagreements between the Registrant and RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of RBSM would have caused RBSM to make reference to the matter in its reports on the Registrant's consolidated financial statements for such years.

     During the two fiscal years ended December 31, 2004 and 2005 and through March 17, 2007, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

     During the two fiscal years ended December 31, 2004 and 2005 and through March 7, 2007, the Registrant has not consulted with Corbin regarding either:

     1. The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Corbin concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

     2. Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to
     Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

     On March 19, 2007, the Registrant provided RBSM with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that RBSM furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K. Such letter is filed herewith as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

Exhibit Number       Description
--------------       ----------------------------------------------------------
16.1                 Letter from  Russell Bedford Stefanou Mirchandani LLP
                     dated March 20, 2007*

* Filed as an exhibit to the current report on Form 8-K filed with the Commission on March 20, 2007, and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KNOBIAS, INC.


Date: March 23, 2007                         /s/ E. KEY RAMSEY
                                            E. Key Ramsey
                                            President